Exhibit 99.2

PROTEIN DESIGN LABS, INC.

2002 OUTSIDE DIRECTORS STOCK OPTION PLAN

As Amended Through June 8, 2005

1.                                       ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1                                 Establishment.  The Protein Design Labs, Inc. 2002 Outside Directors Stock Option Plan (the “Plan”) is hereby established effective as of the date of its approval by the stockholders of the Company, which date is June 20, 2002 (the “Effective Date”).

1.2                                 Purpose.  The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services as Outside Directors of the Company and by motivating such persons to contribute to the goals of the Company.

1.3                                 Term of Plan.  The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed.

2.                                       DEFINITIONS AND CONSTRUCTION.

2.1                                 Definitions.  Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)                                  “Board” means the Board of Directors of the Company.  If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(b)                                 “Change in Control” means the occurrence of any of the following:

(i)                                     any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of (i) the outstanding shares of common stock of the Company or (ii) the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of directors;

(ii)                                  the Company is party to a merger or consolidation which results in the holders of the voting securities of the Company outstanding immediately prior thereto failing to retain immediately after such merger or consolidation direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the securities entitled to vote generally in the election of directors of the Company or the surviving entity outstanding immediately after such merger or consolidation; or

(iii)                               the sale or disposition of all or substantially all of the Company’s assets or consummation of any transaction having similar effect (other than a sale or disposition to one or more subsidiaries of the Company).

(c)                                  “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(d)                                 “Committee” means the committee of the Board, if any, duly appointed to administer the Plan and having such powers as shall be specified by the Board.  Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(e)                                  “Company” means Protein Design Labs, Inc., a Delaware corporation, or any successor corporation thereto.

(f)                                    “Director” means a member of the Board.

(g)                                 “Disability” means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

(h)                                 “Employee” means any person treated as an employee in the records of the Company or any Parent Corporation or Subsidiary Corporation.

(i)                                     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)                                     “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, subject to the following:

(i)                                     If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing sale price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Board deems reliable.  If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii)                                  If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

(k)                                  “Nonstatutory Stock Option” means an Option not intended to be an incentive stock option within the meaning of Section 422(b) of the Code.

(l)                                     “Option” means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan.  All Options shall be Nonstatutory Stock Options.

(m)                               “Option Agreement” means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares of Stock acquired upon the exercise thereof.

(n)                                 “Optionee” means a person who has been granted one or more Options.

(o)                                 “Outside Director” means a Director who is not an Employee.

(p)                                 “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(q)                                 “Predecessor Plan” means the Protein Design Labs, Inc. Outside Directors Stock Option Plan approved by the stockholders of the Company on October 20, 1992 and subsequently amended from time to time.

(r)                                    “Predecessor Plan Option” means an option granted pursuant to the Predecessor Plan.

(s)                                  “Predecessor Plan Termination Date” means the earlier of October 20, 2002 or the date on which the Predecessor Plan is terminated by the Board.

(t)                                    “Prior Employee Option” means an outstanding Option previously granted by the Company to an individual who, at the time of such grant, was an Employee and who, subsequent to such grant, becomes an Outside Director.

(u)                                 “Prior Option” means an outstanding Option, but in all cases excluding Prior Employee Options, previously granted by the Company to a Director in his or her capacity as such pursuant to any of the Company’s stock option plans, other than the Predecessor Plan.

(v)                                 “Securities Act” means the Securities Act of 1933, as amended.

(w)                               “Service” means an Optionee’s service with the Company as a Director.  An Optionee’s Service shall be deemed to have terminated if the Optionee ceases to be a Director, even if the Optionee continues or commences to render service to the Company or to a Parent Corporation or Subsidiary Corporation in a capacity other than as a Director.  An Optionee’s Service with the Company shall not be deemed to have terminated if the Optionee takes any bona fide leave of absence approved by the Company.  Notwithstanding the foregoing, unless otherwise required by law, the Company may provide that an approved leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee’s Option Agreement.  Subject to the foregoing, the Company, in its discretion, shall determine whether an Optionee’s Service has terminated and the effective date of such termination.

(x)                                   “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(y)                                 “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

2.2                                 Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.                                       ADMINISTRATION.

3.1                                 Administration by the Board.  The Plan shall be administered by the Board.  All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option.

3.2                                 Authority of Officer.  The Chief Executive Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein.

4.                                       SHARES SUBJECT TO PLAN.

4.1                                 Maximum Number of Shares Issuable.  Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be the sum of (a) 240,000, (b) the number of shares that remain available for grant pursuant to the Predecessor Plan on the Predecessor Plan Termination Date and (c) the number of unissued shares subject to each Predecessor Plan Option outstanding on the Predecessor Plan Termination Date which for any reason expires or is terminated or canceled.  Such shares shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.  If an outstanding Option for any reason expires or is terminated or canceled or if unvested shares of Stock are acquired upon the exercise of an Option subject to a Company repurchase option and are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option or such unvested repurchased shares of Stock shall again be available for issuance under the Plan.

4.2                                 Adjustments for Changes in Capital Structure.  In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan, to the grant of Options pursuant to Section 6.1, to the rates of vesting pursuant to Section 6.3 and to any outstanding Options, and in the exercise price per share of any outstanding Options.  If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares.  In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion.  Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option.  The adjustments determined by the Board pursuant to this Section 4.2 shall be final and binding.

5.                                       ELIGIBILITY.

Options may be granted only to those persons who, at the time of grant, are serving as Outside Directors.

6.                                       TERMS AND CONDITIONS OF OPTIONS.

Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish.  No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement.  Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1                                 Automatic Grant.  Subject to the execution by an Outside Director of an appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as follows:

(a)                                  Initial Option.  Each person who first becomes an Outside Director on or after the Effective Date (whether upon initial election or appointment to the Board (including following a break in service as a Director) or upon ceasing to be an Employee while remaining or simultaneously becoming a Director) shall be granted on the date such person first becomes an Outside Director an Option (an “Initial Option”) to purchase (1) twelve thousand (12,000) shares of Stock if such date occurs prior to June 8, 2005 or (2) fifteen thousand (15,000) shares of Stock if such date occurs on or after June 8, 2005, except as follows:

(i)                                     An Outside Director who holds Prior Employee Option(s) that will continue to vest on the basis of such individual’s Service as an Outside Director shall be granted an Initial Option only upon the date that such Prior Employee Option(s) cease to vest.

(ii)                                  Each person who was an Outside Director prior to the Effective Date, and who does not have a break in Service as an Outside Director subsequent to the Effective Date, shall not be granted an Initial Option.

(b)                                 Annual Option.  Each Outside Director shall be granted on the date of each annual meeting of the stockholders of the Company which occurs on or after the Effective Date (an “Annual Meeting”) immediately following which such person remains an Outside Director an Option (an “Annual Option”) to purchase (1) twelve thousand (12,000) shares of Stock if the date of such Annual Meeting occurs prior to June 8, 2005 or (2) fifteen thousand (15,000) shares of Stock if the date of such Annual Meeting occurs on or after June 8, 2005; provided, however, that no Annual Option shall be granted to an Outside Director granted an Initial Option on the same Annual Meeting date, and subject to the following:

(i)                                     An Outside Director who holds Prior Employee Option(s) that continue to vest on the basis of such individual’s Service as an Outside Director shall be granted his or her first Annual Option on the date of the Annual Meeting immediately following the grant to such individual of an Initial Option, as described in Section 6.1(a)(i).  The number of shares subject to such Annual Option shall be determined in accordance with Section 6.1(b)(ii).

(ii)                                  An Annual Option granted to an Outside Director who was granted an Initial Option prior to the date of the current Annual Meeting and subsequent to the date of the preceding Annual Meeting shall be reduced by a number of shares equal to (A) the number of months (rounded to the nearest whole number) determined by dividing the number of days between the date of the preceding Annual Meeting and the date of grant of an Initial Option to such Outside Director by thirty (30) multiplied by (B) one thousand (1,000) for Annual Meetings occurring prior to June 8, 2005 or one thousand two hundred fifty (1,250) for Annual Meetings occurring on or after June 8, 2005.

(iii)                               The first Annual Option granted to an Outside Director who holds Predecessor Plan Option(s) or Prior Option(s) shall be granted on the date of the Annual Meeting immediately preceding the date on which the Predecessor Plan Option(s) or the Prior Option(s), as applicable, are scheduled to cease vesting.  Such Annual Option shall be reduced by a number of shares equal to (A) the number of months (rounded to the nearest whole number) determined by dividing the number of days between the date of grant of such Annual Option and the date on which the Predecessor Plan Option(s) or the Prior Option(s), as applicable, are scheduled to cease vesting by thirty (30) multiplied by (B) one thousand (1,000) for Annual Meetings occurring prior to June 8, 2005 or one thousand two hundred fifty (1,250) for Annual Meetings occurring on or after June 8, 2005.  Notwithstanding anything herein to the contrary, if the number of shares subject to such Annual Option would be reduced to zero (0) pursuant to the preceding sentence, then the first Annual Option shall be granted to such Outside Director at the Annual Meeting immediately following the date on which the Predecessor Plan Option(s) or the Prior Option(s), as applicable, cease to vest, and the number of shares of Stock subject to such Annual Option shall be (A) twelve thousand (12,000) for Annual Meetings occurring prior to June 8, 2005 or (B) fifteen thousand (15,000) for Annual Meetings occurring on or after June 8, 2005.

(c)                                  Right to Decline Option.  Notwithstanding the foregoing, any person may elect not to receive an Option by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted.  A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option.  A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Option would be granted pursuant to Section 6.1(a) or (b), as the case may be.

6.2                                 Exercise Price.  The exercise price for each Option shall be the Fair Market Value of a share of Stock on the date of grant of an Option.

6.3                                 Exercisability and Term of Options.  Except as otherwise provided in the Plan or in the Option Agreement evidencing an Option and provided that the Optionee’s Service has not terminated prior to the relevant date, the Options shall vest and become exercisable as follows:

(a)                                  Each Initial Option and each Annual Option (other than an Annual Option described in Section 6.1(b)(i), (ii) or (iii)) shall vest and become exercisable at the Applicable Share Rate (as defined below) for each full month of the Optionee’s continuous Service from the date of grant until the Option is fully vested.

(b)                                 Each Annual Option described in Section 6.1(b)(i) or (ii) shall vest and become exercisable at the Applicable Share Rate (as defined below) for each full month of the Optionee’s continuous Service from the date on which the Optionee’s Initial Option vests in full until such Annual Option is fully vested.

(c)                                  Each Annual Option described in Section 6.1(b)(iii) shall vest and become exercisable at the Applicable Share Rate (as defined below) for each full month of the Optionee’s continuous Service from the date on which the Optionee’s Predecessor Plan Option(s) or Prior Option(s), as applicable, cease to vest until such Annual Option is fully vested.

For purposes of this Section 6.3, the “Applicable Share Rate” shall be (A) one thousand (1,000) shares in the case of an Initial Option or Annual Option granted prior to June 8, 2005 and (B) one thousand two hundred fifty (1, 250) in the case of an Initial Option or Annual Option granted on or after June 8, 2005.  Unless earlier terminated in accordance with the terms of the Plan or the Option Agreement evidencing an Option, each Option shall terminate and cease to be exercisable ten (10) years after the date of grant of the Option.

6.4                                 Payment of Exercise Price.

(a)                                  Forms of Consideration Authorized.  Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), or (iv) by any combination thereof.

(b)                                 Limitations on Forms of Consideration.

(i)                                     Tender of Stock.  Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any applicable law, regulation or agreement restricting the redemption of the shares of Stock.  Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(ii)                                  Cashless Exercise.  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

6.5                                 Tax Withholding.  The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company with respect to such Option or the shares of Stock acquired upon the exercise thereof.  Alternatively or in addition, in its discretion, the Company shall have the right to require the Optionee, by cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Company arising in connection with the Option or the shares of Stock acquired upon the exercise thereof.  The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.  The Company shall have no obligation to deliver shares of Stock until the Company’s tax withholding obligations have been satisfied by the Optionee.

6.6                                 Effect of Termination of Service.

(a)                                  Option Exercisability.  Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after an Optionee’s termination of Service as follows:

(i)                                     Disability.  If the Optionee’s Service with the Company is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Option Agreement evidencing such Option (the “Option Expiration Date”).

(ii)                                  Death.  If the Optionee’s Service with the Company is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death at any time prior to the expiration of twelve (12) months after the date on which the Optionee’s Service terminated, provided that such period shall be extended by the number of days between the date on which the Optionee’s Service terminated and the date on which the executor, personal representative or administrator of the Optionee’s estate determines the person who acquired the right to exercise the Option by reason of the Optionee’s death.  Notwithstanding the foregoing, in no event shall the option be exercisable following the Option Expiration Date.  The Optionee’s Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee’s termination of Service.

(iii)                               Other Termination of Service.  If the Optionee’s Service with the Company terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee’s Service terminated, may be exercised by the Optionee within six (6) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

(b)                                 Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.6(a) is prevented by the provisions of Section 10 below, the Option shall remain exercisable until ninety (90) days after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(c)                                  Extension if Optionee Subject to Section 16(b).  Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.6(a) of shares acquired upon the exercise of the Option could subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the thirtieth (30th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the two hundred tenth (210th) day after the Optionee’s termination of Service, or (iii) the Option Expiration Date.

7.                                       STANDARD FORMS OF OPTION AGREEMENT.

7.1                                 Outside Director Stock Option Agreement. Each Option shall comply with and be subject to the terms and conditions set forth in the appropriate form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

7.2                                 Authority to Vary Terms.  The Board shall have the authority from time to time to vary the terms of the standard form of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

8.                                       CHANGE IN CONTROL.

In the event of a Change in Control, any unexercisable or unvested portions of outstanding Options and any shares acquired upon the exercise thereof shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control.  The exercise or vesting of any Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 8 shall be conditioned upon the consummation of the Change in Control.  In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may either assume the Company’s rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation’s stock.  Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.  Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to a Change in Control described in Section 2.1(b)(i) is the surviving or continuing corporation and immediately after such Change in Control less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion.

9.                                       TRANSFERABILITY OF OPTIONS.

During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee’s guardian or legal representative.  No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.  Notwithstanding the foregoing, an Option shall be assignable or transferable to the extent permitted by the Board and set forth in the Option Agreement evidencing such Option.

10.                                 COMPLIANCE WITH SECURITIES LAW.

The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities.  Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed.  In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares of Stock issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares of Stock issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.  As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

11.                                 TERMINATION OR AMENDMENT OF PLAN.

The Board may terminate or amend the Plan at any time.  However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), and (b) no material change in the class of persons eligible to receive Options.  No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board.  In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Optionee, unless such termination or amendment is necessary to comply with any applicable law, regulation or rule.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Protein Design Labs, Inc. 2002 Outside Directors Stock Option Plan as amended through June 8, 2005.

/s/ J. Howard Clowes
J. Howard Clowes
Secretary